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                  SUPPLEMENT NO. 2 DATED SEPTEMBER 30, 2003 TO
         TIAA-CREF INSTITUTIONAL MUTUAL FUNDS PROSPECTUS -- RETAIL CLASS
                             DATED FEBRUARY 1, 2003


Effective October 1, 2003, the Inflation-Linked Bond Fund will change its benchmark index from the Salomon Smith Barney Inflation-Linked Bond Index to the Lehman Brothers U.S. Treasury Inflation Notes Index.

As outlined in the prospectus for the TIAA-CREF Institutional Mutual Funds, Retail share class (page 32), a low balance fee of $25.00, for each unique fund-account registration with a balance below $1,500, was to be effective beginning this November. We are delaying instituting the fee at this time because we are currently reassessing our policy concerning low balance accounts. We will notify you in advance of the policy being implemented in the future.



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